Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-E

KEY PERFORMANCE FACTORS
September 30, 1999



Expected B Maturity 6/17/2002


Blended Coupon 5.5628%


Excess Protection Level
3 Month Average   5.48%
September, 1999   5.84%
August, 1999   5.12%
July, 1999  N/A


Cash Yield18.00%


Investor Charge Offs 4.60%


Base Rate 7.56%


Over 30 Day Delinquency 4.90%


Seller's Interest 6.99%


Total Payment Rate14.16%


Total Principal Balance$45,780,732,257.76


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$3,198,912,739.27